UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2026

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

225 West Washington Street Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Simon Property Group, Inc. (the “Company”), on March 24, 2026, the Company’s Board of Directors (the “Board”) appointed Eli Simon to serve as Chief Executive Officer and President of the Company, effective March 23, 2026 (the “Appointment”). At the time of the Appointment, the Board had not yet approved any changes to Mr. Simon’s compensation.

On May 13, 2026, the independent members of the Board, acting on the recommendation of the Compensation and Human Capital Committee, approved an award under the 2026 LTI Program (the “2026 Unit Awards”), in the form of LTIP units and restricted stock units, to Mr. Simon in connection with the Appointment. The 2026 Unit Awards have a grant date fair market value of $2,500,000, based on the closing price of our common stock as reported by the NYSE on May 13, 2026, taking into account performance conditions.

The material terms and conditions of the 2026 LTI Program, applicable to the 2026 Unit Awards, are described in, and the Form of Series 2026 LTIP Unit Award Agreement and the Certificate of Designation of Series 2026 LTIP Unit of Simon Property Group, L.P., are filed as Exhibits 10.3 and 10.4, respectively, to, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the Securities and Exchange Commission on May 11, 2026, and are incorporated herein by reference.

No other components of Mr. Simon’s compensation have been changed in connection with the Appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2026

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
General Counsel and Secretary